KEMPER EQUITY FUNDS/GROWTH STYLE
                     Kemper Small Capitalization Equity Fund

                            SUPPLEMENT TO PROSPECTUS
                             DATED FEBRUARY 1, 1999
                          ----------------------------

The following text replaces information in the "Portfolio Management" section of the prospectus:

Jesus A. Cabrera is the Lead Portfolio Manager for Kemper Small Capitalization Equity Fund. Mr. Cabrera joined Scudder Kemper in 1999 as a portfolio manager. He began his investment career in 1989. Prior to joining Scudder Kemper he was Head of the Small Cap Growth Group at an unaffiliated investment management company.

October 20, 1999